UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|

Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

                         NORTHEAST INDIANA BANCORP, INC.
                (Name of Registrant as Specified In Its Charter)


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                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:


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      2)    Aggregate number of securities to which transaction applies:


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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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      4)    Proposed maximum aggregate value of transaction:


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      5)    Total fee paid:


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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:


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      2)    Form, Schedule or Registration Statement No.:


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      3)    Filing Party:


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      4)    Date Filed:


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

                     [NORTHEAST INDIANA BANCORP LETTERHEAD]

                                                                  March 19, 2004

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of Northeast Indiana Bancorp, Inc., we cordially invite you to attend the annual meeting of stockholders. The meeting will be held at 1:00 p.m. eastern standard time, on April 21, 2004 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

      An important aspect of the annual meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the election of two directors and the ratification of the appointment of our independent auditors. We encourage you to attend the annual meeting in person. Whether or not you plan to attend, however, please read the enclosed proxy statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postpaid return envelope as promptly as possible. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented at the annual meeting.

                                                Very truly yours,

                                                /s/ Stephen E. Zahn

                                                Stephen E. Zahn
                                                Chairman of the Board, President
                                                  and Chief Executive Officer

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (260) 356-3311
                           www.firstfedhuntington.com

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 21, 2004

      Notice is hereby given that an annual meeting of stockholders of Northeast Indiana Bancorp, Inc. will be held at 1:00 p.m. eastern standard time, on April 21, 2004 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana.

      A proxy card and a proxy statement for the annual meeting are enclosed.

      The annual meeting is for the purpose of considering and acting upon:

            The election of two directors of Northeast Indiana Bancorp, each with a term of three years;

            The ratification of the appointment of Crowe Chizek and Company LLC, as independent auditors for Northeast Indiana Bancorp for the fiscal year ending December 31, 2004;

and such other matters as may properly come before the annual meeting, or any adjournments or postponements thereof. We are not aware of any other business to come before the annual meeting.

      Any action may be taken on the foregoing matters at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be postponed or adjourned. Stockholders of record at the close of business on March 5, 2004 are the stockholders entitled to vote at the annual meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the annual meeting will be available for your inspection at Northeast Indiana Bancorp's executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, during the ten days prior to the annual meeting and also will be available for inspection at the annual meeting.

      You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. Your proxy will not be used if you attend and vote at the annual meeting in person.

                                        By Order of the Board of Directors

                                        /s/ Stephen E. Zahn

                                        Stephen E. Zahn
                                        Chairman of the Board, President
                                          and Chief Executive Officer

Huntington, Indiana
March 19, 2004

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies to ensure a quorum at the annual meeting. A pre-addressed envelope is enclosed for your convenience. No postage is required if mailed within the United States.

                                 PROXY STATEMENT

                         NORTHEAST INDIANA BANCORP, INC.
                           648 North Jefferson Street
                            Huntington, Indiana 46750
                                 (260) 356-3311
                           www.firstfedhuntington.com

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 21, 2004

      This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors of Northeast Indiana Bancorp, Inc. ("Northeast Indiana Bancorp") of proxies from the holders of Northeast Indiana Bancorp common stock for use at our annual meeting of stockholders. We are first mailing this proxy statement and the enclosed form of proxy to our stockholders on or about March 19, 2004.

      Certain of the information provided herein relates to our wholly owned subsidiary, First Federal Savings Bank.

Time and Place of the Annual Meeting; Matters to be Considered

      Our annual meeting will be held as follows:

      Date:   April 21, 2004
      Time:   1:00 p.m., eastern standard time
      Place:  North Office of First Federal Savings Bank
              100 Frontage Road
              Huntington, Indiana

      At the annual meeting, stockholders are being asked to consider and vote upon the following matters:

            o the election of two directors of Northeast Indiana Bancorp, each with a term of three years;

            o the ratification of the appointment of Crowe Chizek and Company LLC, as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2004;

and any other matters that may properly come before the annual meeting. As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting.

Voting Rights of Stockholders; Votes Required for Approval

      Only holders of record of Northeast Indiana Bancorp common stock on March 5, 2004 are entitled to notice of and to vote at the annual meeting. You are entitled to one vote for each share of Northeast Indiana Bancorp common stock you own as of the record date. On March 5, 2004, 1,490,614 shares of Northeast Indiana Bancorp common stock were outstanding and entitled to vote at the annual meeting.

      Directors shall be elected by a plurality of the votes cast in person or by proxy at the annual meeting. In all matters other than the election of directors, the affirmative vote of a majority of the votes cast on the matter shall be the act of the stockholders. In the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld are not included in determining the number of votes cast and, therefore, have no effect on the voting results. With respect to the ratification of the appointment of the independent auditors, proxies marked to abstain have the same effect as votes against the ratification. Broker non-votes have no effect on the vote. One-third of the shares of the Northeast Indiana Bancorp common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the annual meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

      The Northeast Indiana Bancorp Board of Directors unanimously recommends that you vote "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of Crowe Chizek and Company LLC as Northeast Indiana Bancorp's independent auditors for the fiscal year ending December 31, 2004.

Voting of Proxies; Revocability of Proxies; Proxy Solicitation Costs

      Proxies are solicited to provide all stockholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials. Shares of Northeast Indiana Bancorp common stock can only be voted if the stockholder is present in person at the annual meeting or by proxy. To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting. You can always change your vote at the annual meeting.

      Voting instructions are included on your proxy card. Shares of Northeast Indiana Bancorp common stock represented by properly executed proxies will be voted by the individuals named in such proxy in accordance with the stockholder's instructions. Where properly executed proxies are returned to us with no specific instruction as to how to vote at the annual meeting, the persons named in the proxy will vote the shares "FOR" the election of the Board of Directors' nominees and "FOR" the ratification of the appointment of Crowe Chizek and Company LLC as our independent auditors for the fiscal year ending December 31, 2004. Should any other matters be properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.

      You may receive more than one proxy card depending on how your shares are held. For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children - in which case you will receive three separate proxy cards to vote.

      You may revoke your proxy before it is voted by: (i) submitting a new proxy with a later date relating to the same shares and delivering it to the Secretary of Northeast Indiana Bancorp; (ii) notifying the Secretary of Northeast Indiana Bancorp in writing before the annual meeting that you have revoked your proxy; or (iii) voting in person at the annual meeting. Any written notice shall be delivered to Dee Ann Hammel, Secretary of Northeast Indiana Bancorp at 648 Jefferson Street, Huntington, Indiana 46750.

      If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of Northeast Indiana Bancorp common stock on March 5, 2004, the record date for voting at the annual meeting and the number of shares held by the nominee on your behalf.

      We will pay the cost of soliciting proxies. In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone. We will also reimburse brokers and other nominees for their reasonable expenses in sending these materials to you and obtaining your voting instructions.

Voting Securities and Principal Holders Thereof

      The following table sets forth as of March 5, 2004, information regarding share ownership of: (i) those persons or entities known by us to beneficially own more than five percent of the Northeast Indiana Bancorp common stock; (ii) each member of the Northeast Indiana Bancorp Board of Directors; (iii) each executive officer of Northeast Indiana Bancorp named in the Summary Compensation table appearing under "Executive Compensation" below; and (iv) all current directors and executive officers of Northeast Indiana Bancorp as a group. The address of each of the beneficial owners, except where otherwise indicated, is the same address as Northeast Indiana Bancorp. Northeast Indiana Bancorp only has one class of voting security, Northeast Indiana Bancorp common stock. Information in the table below is being provided with respect to beneficial ownership of Northeast Indiana Bancorp common stock.

                                                            Shares
                                                         Beneficially   Percent
              Beneficial Owner                              Owned       of Class

Northeast Indiana Bancorp, Inc. Employee Stock
  Ownership Plan ("ESOP")                                  166,947(1)     11.2%

First Manhattan Co.
437 Madison Avenue
New York, New York 10022                                   122,190(2)      8.2

Stephen E. Zahn, Chairman of the Board, President and
  Chief Executive Officer                                  173,728(3)     11.4

Dan L. Stephan, Director                                    18,802(4)      1.3

J. David Carnes, Director                                   27,584(5)      1.8

Randall C. Rider, Director                                  28,084(6)      1.9

William A. Zimmer, Director                                     --(7)       --

Michael S. Zahn, Director and Senior Vice President         24,355(8)      1.6

Directors and executive officers as a group (9 persons)    312,849(9)     19.8

----------
(1) Pursuant to a filing on Schedule 13G filed on February 13, 2004, the amount reported represents 166,947 shares of common stock held by the ESOP, 124,430 of which have been allocated to accounts of participants as of March 5, 2004. Peoples Federal Savings Bank is the trustee of the ESOP and may be deemed to beneficially own the shares held by the ESOP which have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the ESOP trustee as to the voting of the shares allocated to their ESOP accounts. For each issue voted upon by the stockholders of Northeast Indiana Bancorp, the unallocated shares held by the ESOP are voted by the ESOP trustee in the same proportion as the participants who directed the trustee as to the voting of the shares allocated to their plan accounts. Allocated shares as to which the ESOP trustee receives no voting instructions are voted by the trustee in its discretion.

(2) As reported on Schedule 13G/A filed on February 12, 2004. First Manhattan Co. reports that it has sole voting and dispositive power over 108,290 of the shares listed above, shared voting power over 3,350 shares, and shared dispositive power over 13,900 shares.

(3) The amount of shares beneficially owned by Mr. S. Zahn includes: (i) 27,665 shares owned directly; (ii) 39,009 shares held jointly by Mr. S. Zahn and his wife; (iii) 4,673 shares held by Mr. S. Zahn's wife with respect to which Mr. S. Zahn shares voting and dispositive power; (iv) 24,969 shares allocated to Mr. S. Zahn's ESOP account; (v) 37,565 shares which Mr. S. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004; (vi) 2,665 shares held in Mr. S. Zahn's 401(k) account; and (vii) 37,182 shares held in a revocable trust as to which Mr. S.

      Zahn is a trustee. On November 17, 2003, Mr. S. Zahn and certain associated family members including Alyce M. Zahn, Michael S. and Susan E. Zahn, Jamie M. and Jodie Z. Groves, Michael C. and Julie A. Jennings, and Scott and Cherie Z. Axelrod, received permission from the Office of Thrift Supervision ("OTS") to acquire up to nineteen percent (19%) of the issued and outstanding shares of Northeast Indiana Bancorp common stock.

(4) The amount of shares beneficially owned by Mr. Stephan includes: (i) 10,000 shares owned directly and (ii) 8,802 shares which Mr. Stephan has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004.

(5) The amount of shares beneficially owned by Dr. Carnes includes: (i) 9,307 shares owned directly; (ii) 9,075 shares held jointly by Dr. Carnes and his wife; and (iii) 9,202 shares which Dr. Carnes has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004.

(6) The amount of shares beneficially owned by Mr. Rider includes: (i) 8,911 shares owned directly; (ii) 8,471 shares held by Mr. Rider's wife with respect to which Mr. Rider shares voting and dispositive power; and (iii) 10,702 shares which Mr. Rider has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004.

(7) The amount of shares beneficially owned by Mr. Zimmer does not include 10,000 shares of restricted stock with respect to which Mr. Zimmer has no voting or dispositive power.

(8) The amount of shares beneficially owned by Mr. M. Zahn includes: (i) 12,920 shares owned directly; (ii) 5,055 shares allocated to Mr. M. Zahn's ESOP account; and (iii) 6,380 shares which Mr. M. Zahn has the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004. The amount does not include 2,600 shares of restricted stock with respect to which Mr. M. Zahn has no voting or dispositive power until vesting.

(9) The amount includes shares held directly, as well as jointly with family members, shares held in retirement accounts, in a fiduciary capacity, by certain family members or by trusts of which the director or executive officer is a trustee or substantial beneficiary, with respect to which the individual may be deemed to have sole or shared voting and/or dispositive power. The amount also includes an aggregate of 93,151 shares which directors and executive officers as a group have the right to acquire pursuant to stock options that are exercisable at or within 60 days of March 5, 2004 and an aggregate of 42,938 shares allocated to the ESOP accounts of the executive officers as of March 5, 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of Northeast Indiana's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Northeast Indiana. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and the written representations that no other reports were required, all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with during the fiscal year ended December 31, 2003.

                              ELECTION OF DIRECTORS

      Our Board of Directors currently consists of six members, each of whom is also a director of First Federal Savings Bank. Directors are generally elected to serve for three-year staggered terms or until their respective successors have been elected and qualified. Approximately one-third of the directors are elected annually.

      The following table sets forth certain information regarding the Board of Directors, including each director's term of office and the Board nominee for election. The nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                            Director    Term
      Name            Position(s) Held with Northeast Indiana Bancorp               Age(1)  Since(2)   Expires

                                               NOMINEES

Stephen E. Zahn(3)    Chairman of the Board, President and Chief Executive Officer    61      1965       2007
Dan L. Stephan(4)     Director                                                        56      1987       2007

                                         DIRECTORS CONTINUING IN OFFICE

J. David Carnes       Director                                                        52      1991       2005
William A. Zimmer     Director                                                        51      2003       2005
Michael S. Zahn       Director and Senior Vice President                              34      2000       2006
Randall C. Rider      Director                                                        53      1989       2006

----------
(1)   At December 31, 2003.

(2)   Includes service as a director of First Federal Savings Bank.

(3) Mr. S. Zahn was recommended by Randall C. Rider, a non-management director, for inclusion on the Northeast Indiana Bancorp proxy card.

(4) Mr. Stephan was recommended by J. David Carnes, a non-management director, for inclusion on the Northeast Indiana Bancorp proxy card.

      The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

      J. David Carnes, MD. Dr. Carnes has, since 1981, practiced medicine in Huntington, Indiana.

      Stephen E. Zahn. Mr. S. Zahn is the Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. S. Zahn has served in such capacities for Northeast Indiana Bancorp since 1995. Mr. S. Zahn joined First Federal Savings Bank in 1964 as Secretary and Treasurer. He became President of First Federal Savings Bank in 1980 and Chairman of the Board and Chief Executive Officer of First Federal Savings Bank in 1991. Mr. S. Zahn is the father of Michael S. Zahn, Director and Senior Vice President of Northeast Indiana Bancorp and First Federal Savings Bank.

      Michael S. Zahn, Mr. M. Zahn is Senior Vice-President of Northeast Indiana Bancorp and First Federal Savings Bank. Mr. M. Zahn joined First Federal Savings Bank in 1996 as a loan officer. Prior to his employment with First Federal Savings Bank, Mr. Zahn worked as a Senior Underwriter for a regional insurance carrier. Mr. M. Zahn is the son of Stephen E. Zahn, Chairman of the Board, President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank.

      Randall C. Rider. Mr. Rider is President of Lime City Manufacturing Co., Inc., a position he has held since 1983.

      Dan L. Stephan. Mr. Stephan is a retired State Representative to the Indiana Legislature, a position he was first elected to in 1980 and retired at end of 1998. Mr. Stephan is also employed as a sales representative for the Variable Annuity Life Insurance Company.

      William A. Zimmer. Mr. Zimmer founded the W.A. Zimmer Co., a home improvement company based in Huntington, Indiana, in 1976 and currently serves as President.

The Board of Directors has affirmatively determined that Directors Carnes, Rider, Stephan, and Zimmer are "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

Meetings and Committees of the Board of Directors

      Board and Committee Meetings of Northeast Indiana Bancorp. Meetings of Northeast Indiana Bancorp's Board of Directors are generally held on a monthly basis. The Board of Directors met 12 times during fiscal 2003. During fiscal 2003, no incumbent director attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served.

      The Board of Directors has standing Audit, Nominating, Proxy and Compensation Committees. We do not have a standing executive committee.

      The Audit Committee reviews audit reports and related matters with respect to compliance with regulations and internal policies and procedures. This committee also engages and sets compensation for an accounting firm to perform the annual audit and acts as a liaison between the auditors and the Board. The current members of this committee are Directors Rider (Chairman), Stephan, and Carnes. This Committee met 4 times during fiscal 2003. For additional information regarding the Audit Committee, see "Audit Committee Matters" below.

      The Proxy Committee meets annually to review proxies for the current year prior to the annual meeting. Members of the committee are Directors Stephen Zahn and Michael Zahn. This Committee met 1 time during fiscal 2003.

      The Compensation Committee establishes our compensation policies and reviews compensation matters. The current members of this committee are Directors Stephan, Rider and Carnes. This committee met 3 times during fiscal 2003.

   Director               Audit       Compensation      Nominating       Proxy
                        Committee      Committee        Committee      Committee
Stephen E. Zahn                                                            X*
J. David Carnes             X              X                X
Michael S. Zahn                                                            X
Randall C. Rider            X*             X
Dan L. Stephan              X              X*               X
William A. Zimmer

*     Chairman

Nominating Committee Matters

      The Nominating Committee meets annually in order to nominate candidates for membership on the Board of Directors. The Nominating Committee met 1 time during fiscal 2003. This committee is comprised of Board members who are not up for election, and are "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market. Current members of this Committee are Directors Carnes and Stephan. The Nominating Committee does not have a written charter.

      The Nominating Committee considers candidates for membership on the Board of Directors from any reasonable source, including stockholder recommendations, provided such nominees are recommended in accordance with the nominating procedures set forth in Northeast Indiana Bancorp's By-Laws. The Nominating Committee does not evaluate candidates differently based on who has made the proposal.

      The Nominating Committee believes that candidates for membership on the Board of Directors must exhibit certain minimum characteristics: namely, good business judgment and an even temperament, high ethical standards, leadership skills, financial stability, a healthy view of the relative responsibilities of a board member and management, intelligence and the ability to articulate and to think independently. In selecting candidates and approving nominees for open Board positions, the Nominating Committee will make every effort to ensure that the Board of Directors and its committees include at least the number of independent directors, as that term is defined and as may be required by the Sarbanes-Oxley Act and applicable standards promulgated by NASDAQ and the Securities and Exchange Commission, and any other applicable requirements.

      Board and Committee Meetings of First Federal Savings Bank. First Federal Savings Bank's Board of Directors meets at least monthly. The Board of Directors met 12 times during the year ended December 31, 2003. During 2003, no director of First Federal Savings Bank attended fewer than 75% of the total number of Board meetings and the total number of meetings held by the Board committees on which he served. First Federal Savings Bank has standing Nominating, Audit and Compensation Committees.

      The Audit Committee is responsible for setting policies with regard to internal controls and outside auditors. In addition, the Audit Committee reviews the reports of the independent auditors and regulators. This committee is comprised of Directors Rider (Chairman), Stephan and Carnes. The Audit Committee met 4 times during fiscal 2003.

      The Nominating Committee meets annually to recommend nominations to First Federal Savings Bank's Board of Directors. This committee is comprised of Board members who are not up for election, and are "independent" under the definition of independence contained in the National Association of

Securities Dealers' listing standards for the Nasdaq Stock Market. The Nominating Committee will consider nominees who are recommended by stockholders, provided such nominees are recommended in accordance with the nominating procedures set forth in the First Federal Saving Bank's By-Laws. This committee, currently comprised of Directors Carnes and Stephan, met 1 time during fiscal 2003.

      The Compensation Committee reviews and makes recommendations to First Federal Savings Bank's Board of Directors for compensation issues. This committee, currently comprised of Directors Stephan, Rider and Carnes, met 1 time during fiscal 2003.

   Director                 Audit        Compensation       Nominating
                          Committee       Committee         Committee
Stephen E. Zahn
J. David Carnes               X               X                 X
Michael S. Zahn
Randall C. Rider              X*              X
Dan L. Stephan                X               X*                X
William A. Zimmer

*     Chairman

Audit Committee Matters

      Audit Committee Report. The Audit Committee of the Board of Directors of Northeast Indiana Bancorp has issued the following report with respect to the audited consolidated financial statements of Northeast Indiana Bancorp as of and for the fiscal year ended December 31, 2003:

o The Audit Committee has reviewed and discussed with Northeast Indiana Bancorp's management Northeast Indiana Bancorp's fiscal 2003 audited consolidated financial statements;

o The Audit Committee has discussed with Northeast Indiana Bancorp's independent auditors (Crowe Chizek and Company LLC) the matters required to be discussed by Statement on Auditing Standards No. 61;

o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from Northeast Indiana Bancorp and its related entities) and has discussed with the auditors their independence from Northeast Indiana Bancorp; and

o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Northeast Indiana Bancorp's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

      Submitted by the Audit Committee of the Board of Directors of Northeast Indiana Bancorp:

                           Randall C. Rider, Chairman
                                 Dan L. Stephan
                                 J. David Carnes

      Independence. All of the members of the Audit Committee are "independent" under the definition of independence contained in the National Association of Securities Dealers' listing standards for the Nasdaq Stock Market.

      Audit Committee Charter. Northeast Indiana Bancorp has adopted a written audit committee charter. A copy of the charter was attached to the proxy statement of Northeast Indiana Bancorp filed with the SEC on March 26, 2001.

      Audit Committee Financial Expert. Northeast Indiana Bancorp does not have an audit committee financial expert serving on the Audit Committee. It is difficult for Northeast Indiana Bancorp, as a small public company, to identify, recruit and add an audit committee financial expert to the Audit Committee.

Director Compensation

      Directors of Northeast Indiana Bancorp are paid $200 per regular meeting for their service in such capacity. Directors of First Federal Savings Bank receive a retainer fee of $2,000 per quarter and $350 per regular monthly meeting. Directors do not receive any compensation for participation on the committees of the Boards of Directors of Northeast Bancorp and First Federal Savings Bank.

      In fiscal 2003, William A. Zimmer received a grant of 10,000 non-qualified options to purchase 10,000 shares of Northeast Indiana Bancorp common stock (the "Zimmer Options"). The exercise price for the Zimmer Options is $20.635. The Zimmer Options expire on August 26, 2013. The Zimmer options have a vesting schedule of 20% per year or 2,000 options per year. The first vesting date will be August 26, 2004.

      Deferred Compensation Program. First Federal Savings Bank has a deferred compensation program for the benefit of its directors. This program permits participating directors to defer up to a maximum of $400 of Board fees per month or $4,800 per year, over a five year period which ended December 31, 1996, except for Directors Michael Zahn and William Zimmer. Director Michael Zahn may defer up to a maximum of $500 of Board fees per month or $6,000 per year, over a five year period which will end July 31, 2005, and Director William Zimmer may defer up to $500 of Board fees per month or $6,000 per year, over a five year period which will end October 31, 2008. Generally upon attaining age 65, the director (or in the event of death, his designated beneficiary) receives a monthly cash payment based upon the amount of fees deferred for a period of up to 120 months. In addition, the designated beneficiary of each participating director will receive a $10,000 burial fee. In order to balance the expected payments under the deferred compensation plan, First Federal Savings Bank has purchased life insurance policies on the lives of the participating directors. Although the insurance policies do not generate periodic payments to cover the monthly payments owed to retiring directors, the death benefits payable on the insurance policies have been selected to actuarially approximate the future monthly payment obligation. During fiscal 2003, Director Michael Zahn deferred a total of $6,000 in Board fees and Director Zimmer deferred a total of $1,000 in board fees pursuant to this program. No other director deferred his First Federal Savings Bank Board fees in fiscal 2003.

Executive Compensation

      Our executive officers do not receive any compensation for services performed in their capacity as such. The following table sets forth the compensation paid by First Federal Savings Bank during fiscal 2003 to the President and Chief Executive Officer of Northeast Indiana Bancorp and First Federal Savings Bank. No other executive officer earned salary and bonus exceeding $100,000 in fiscal 2003.

==============================================================================================================================
                                               SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------------------------
                                                                                      Long Term Compensation
                                Annual Compensation                                           Awards
--------------------------------------------------------------------------------  -----------------------------
                                                                      Other       Restricted
                                                                      Annual         Stock    Options/   LTIP      All Other
                                       Fiscal   Salary     Bonus   Compensation     Award(s)    SARs    Payouts  Compen-sation
     Name and Principal Position        Year    ($)(1)      ($)         ($)           ($)       (#)       ($)         ($)
------------------------------------------------------------------------------------------------------------------------------
Stephen E. Zahn, Chairman of the        2003   $172,100   $17,500       --             --        --        --     $148,486(2)
Board, President and Chief Executive
Officer                                 2002    167,500    12,500       --             --        --        --      128,850(3)

                                        2001    161,500    15,000       --             --        --        --      113,123(4)
==============================================================================================================================

(1) Includes directors' fees of $14,600 for 2003 and $13,100 for each of 2002 and $11,600 for each of 2001.

(2) Includes: (i) $11,796 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $4,206 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $55,416 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $31,573 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn; (v) $41,660 of contributions to Mr. S. Zahn's ESOP account; and (vi) $3,835 allocated based on the personal use of an automobile by Mr. S. Zahn.

(3) Includes: (i) $11,725 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $4,431 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $49,041 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $32,409 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn; (v) $26,988 of contributions to Mr. S. Zahn's ESOP account; and (vi) $4,256 allocated based on the personal use of an automobile by Mr. S. Zahn.

(4) Includes: (i) $9,648 of life, health and disability insurance premiums paid by First Federal Savings Bank; (ii) $4,497 of contributions by First Federal Savings Bank to Mr. S. Zahn's 401(k) plan account; (iii) $43,318 accrued by First Federal Savings Bank under the Executive Supplemental Retirement Income Plan on behalf of Mr. S. Zahn; (iv) $4,232 allocated based on the personal use of an automobile by Mr. S. Zahn; (v) $22,257 of contributions to Mr. S. Zahn's ESOP account; and (vi) $29,171 accrued by First Federal Savings Bank under the Shareholder Benefit Plan on behalf of Mr. S. Zahn.

      The following table provides information as to the value of the options held by our President and Chief Executive Officer on December 31, 2003. No stock appreciation rights were granted during fiscal 2003.

====================================================================================================================
                       AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                                                  OPTION VALUES
--------------------------------------------------------------------------------------------------------------------
                                                                                                     Value of
                                                                  Number of                        Unexercised
                                                                 Unexercised                       In-the-Money
                                                                 Options at                         Options at
                                                             Fiscal Year End (#)              Fiscal Year End ($)(1)
                                                       -------------------------------------------------------------
                   Shares Acquired    Value Realized   Exercisable    Unexercisable    Exercisable   Unexercisable
     Name          on Exercise (#)          ($)            (#)             (#)             ($)            ($)
--------------------------------------------------------------------------------------------------------------------
Stephen E. Zahn          23,000              --           37,565            --          $425,611          --
====================================================================================================================

(1) Represents the aggregate market value (market price of the common stock less the exercise price) of the options granted based upon the average of the closing bid and the asked price of $21.04 per share of the common stock as reported on the NASDAQ National Market on December 31, 2003, the last trading day in fiscal 2003.

Employment Agreement

      In December 1995, First Federal Savings Bank entered into an employment contract with Mr. S. Zahn. The employment contract provides for an annual base salary in an amount established by the Board of Directors. The initial term of the employment contract was for three years. The contract provides for extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the contract, subject to a formal performance evaluation performed by disinterested members of the Board of Directors of First Federal Savings Bank, and the contract has been renewed each year since the expiration of the initial term. The contract provides for termination upon Mr. S. Zahn's death, for cause, or in certain events specified by Office of Thrift Supervision regulations. The employment contract is also terminable by Mr. S. Zahn upon 90 days notice to First Federal Savings Bank.

      The employment contract provides for payment to Mr. S. Zahn of the greater of his salary for the remainder of the term of the agreement, or 299% of his base compensation, in the event there is a "change in control" of First Federal Savings Bank where employment terminates involuntarily in connection with such change in control or within twelve months thereafter. For the purposes of the employment contract, a "change in control" is defined as any event which would require the filing of an application for acquisition of control or notice of change in control pursuant to Office of Thrift Supervision regulations. Such events are generally triggered by the acquisition of control of more than 10% of Northeast Indiana Bancorp's common stock. Based on his current salary, if Mr. S. Zahn was terminated in December, 2003 under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $777,820.

      Executive Supplemental Retirement Income Plan. First Federal Savings Bank maintains a supplemental retirement income plan established in 1992 for the benefit of Mr. S. Zahn. This plan was subsequently amended in both 1996 and again in 2002 pursuant to an agreement entered into with Mr. S. Zahn. Payments made by First Federal Savings Bank are placed into a secular trust account with an independent administrator through another financial institution. Upon continuous service to the Bank through age 65, Mr. S. Zahn (or in the event of Mr. S. Zahn's death, his beneficiary) shall receive monthly cash payments for a period of 180 months of up to 60% of Mr. S. Zahn's final base compensation paid by the Bank annually of approximately $43,500 after tax. In the event that Mr. S. Zahn voluntarily leaves employment with the Bank before attaining the age of 65, he would be eligible to receive the after-tax contributions made by the Bank into the secular trust account up to the point of termination of service. First Federal Savings Bank has purchased a life insurance policy with respect to this program which is comparable to the policies described herein for First Federal Savings Bank directors' deferred compensation program. In addition, to the extent that the proceeds realized by the Bank on said life insurance policies owned by the Bank exceed the cash surrender values of the same policies, Mr. S. Zahn's designated beneficiary will receive a $30,000 burial fee from this plan. All expenses related to this program are paid by First Federal Savings Bank.

      Shareholder Benefit Plan. In January of 2000, the Bank set up a deferred compensation plan for Mr. S. Zahn based on the savings to the institution. In connection with the establishment of this plan, Mr. S. Zahn relinquished shares of stock granted to him pursuant to the Northeast Indiana Bancorp, Inc. Recognition and Retention Plan. The Bank agreed to accrue a benefit for Mr. S. Zahn based on the difference between the income derived from the Bank's investment in a no-load, no-surrender charge life insurance policy and the Bank's after-tax cost of funds as determined by the last available quarterly rate of the 6th District Cost of Funds from the Federal Home Loan Bank in Indianapolis plus fifty basis points.

      This benefit accrues over the working life of Mr. S. Zahn such that, upon reaching the age of 65, he shall be entitled to the annuitized value of the accrued benefit payable over a fifteen year period. Should Mr. S. Zahn die prior to reaching age 65, his beneficiary is entitled to a Survivor's Benefit payable over a fifteen year period. In the event that Mr. S. Zahn is involuntarily terminated, including termination coincident with or within three years of a change in control of the Bank (as defined), Mr. S. Zahn is entitled to receive a benefit as if he had continued to be employed with the Bank until his retirement age of 65. If Mr. S. Zahn voluntarily terminates his employment with the Bank, he is entitled to the accrued benefit determined as of the date of termination.

Certain Transactions

      First Federal Savings Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences, for consumer purposes and general business loans. All loans to senior officers and directors are subject to Office of Thrift Supervision regulations restricting loans and other transactions with affiliated persons of First Federal Savings Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features.

      In this regard, all outstanding loans to directors have been made in the ordinary course of business and on the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions and do not involve more than the normal risk of collectibility or present other unfavorable features. Although, all outstanding loans to executive officers have been made in the ordinary course of business and do not involve more than the normal risk of collectibility, as employees, the executive officers are eligible for a 1/2% discount from the current rate offered after one year of service and a 1% discount from the current rate offered after 5 years of service on one residential and one consumer loan.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

      We have renewed our arrangement with Crowe Chizek and Company LLC to be our independent auditors for the fiscal year ending December 31, 2004, subject to the ratification of the appointment by our stockholders. A representative of Crowe Chizek and Company LLC is expected to attend the Meeting to respond to appropriate questions. The representative of Crowe Chizek and Company LLC will also have an opportunity to make a statement if they desire to do so.

      Audit Fees. The aggregate fees billed to Northeast Indiana Bancorp by Crowe Chizek and Company LLC for professional services rendered for the audit of Northeast Indiana Bancorp's consolidated financial statements for fiscal 2002 and 2003 and the reviews of the consolidated financial statements included in Northeast Indiana Bancorp's Forms 10-QSB for those years were $50,800 and $53,550 respectively.

      Audit-Related Fees. The aggregate fees billed to Northeast Indiana Bancorp by Crowe Chizek and Company LLC for assurance and related services that were reasonably related to the performance of the audit of Northeast Indiana Bancorp's consolidated financial statements and the reviews of the consolidated financial statements included in Northeast Indiana Bancorp's Forms 10-QSB for fiscal 2002 and 2003 were $0 and $1,550 respectively.

      Tax Fees. The aggregate fees billed to Northeast Indiana Bancorp by Crowe Chizek and Company LLC for professional services rendered by Crowe Chizek and Company LLC for tax compliance, tax advice, and tax planning for fiscal 2002 and 2003 were $3,850 and $0 respectively.

      All Other Fees. The aggregate fees for all other services billed to Northeast Indiana Bancorp by Crowe Chizek and Company LLC for fiscal 2002 and 2003 were $17,150 and $0 respectively.

      Financial Information Systems Design and Implementation Fees. There were no fees for financial information systems design and implementation billed to Northeast Indiana Bancorp by Crowe Chizek and Company LLC for fiscal 2002 or 2003.

      The Audit Committee's policy is to approve or pre-approve all audit, audit-related, tax and permitted non-audit services performed for Northeast Indiana Bancorp by our independent auditors in accordance with Section 10A(i) of the Securities Exchange Act of 1934, as amended, and the Securities and Exchange Commission's rules adopted thereunder. In 2003, the Audit Committee pre-approved the audit services provided by Crowe Chizek and Company LLC, which approximated 97.2% of the total fees paid. In 2003, the de minimis exception was used for audit-related services that were not approved in advance by the Audit Committee. These services approximated 2.8% of the total fees paid.

      The Audit Committee of the Board of Directors has considered whether the providing of all non-auditing services (and the aggregate fees billed for such services) in fiscal 2003 by Crowe Chizek and Company LLC, the principal independent auditors, is compatible with maintaining the principal auditors' independence.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in our proxy materials for next year's annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, located at 648 North Jefferson Street, Huntington, Indiana 46750, no later than November 30, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office at least 30 days prior to the date of next year's annual meeting. However, in the event that less than 40 days' notice of the date of the next annual meeting is given, the stockholder proposal must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or public announcement of the date of such meeting was first made. All stockholder proposals must also comply with our Certificate of Incorporation and By-laws and Delaware law.

                           SHAREHOLDER COMMUNICATIONS

      Northeast Indiana Bancorp has a process for communications by stockholders to directors. Stockholders are encouraged to send meaningful correspondence to Dee Ann Hammel, Secretary of Northeast Indiana Bancorp at 648 Jefferson Street, Huntington, Indiana 46750, who will then distribute such correspondence to the appropriate director(s).

      It is the policy of Northeast Indiana Bancorp that all members of the Board of Directors attend Northeast Indiana Bancorp's annual meetings of stockholders, unless such attendance would result in undue hardship to such member(s). All five members of the Board of Directors, as it was then constituted, attended the annual meeting of stockholders held on April 23, 2003.

                                  OTHER MATTERS

      We are not aware of any business to come before the annual meeting other than those matters described above in this proxy statement. However, if any other matter should properly come before the annual meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

                                 REVOCABLE PROXY
                         NORTHEAST INDIANA BANCORP, INC.

                    |x| PLEASE MARK VOTES AS IN THIS EXAMPLE

                                 April 21, 2004

      The undersigned hereby appoints the Board of Directors of Northeast Indiana Bancorp, Inc., and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Northeast Indiana Bancorp, Inc. which the undersigned is entitled to vote at the annual meeting of stockholders, to be held on April 21, 2004 at First Federal Savings Bank's North Office, located at 100 Frontage Road, Huntington, Indiana at 1:00 p.m., eastern standard time, and at any and all adjournments or postponements thereof, as follows:

                                                                         FOR ALL
                                              FOR         WITHHOLD       EXCEPT
                                            -------     -----------      ------

I.    The election of the following
      directors for a three-year term
      to expire in the year 2007:

           STEPHEN E. ZAHN and                |_|           |_|            |_|
           DAN L. STEPHAN

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.


               ---------------------------------------------------

                                               FOR         AGAINST       ABSTAIN
                                               ---         -------       -------

II.   Ratification of the appointment of       |_|           |_|           |_|
      Crowe Chizek and Company LLC as
      independent accountants for the
      fiscal year ended December 31,
      2004.

In their discretion, the proxies are authorized to vote on any other business that may properly come before the annual meeting, or any adjournments or postponements thereof.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                          EACH OF THE LISTED PROPOSALS.

--------------------------------------------------------------------------------
This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for the proposals stated. If any other business is presented at such annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the board of directors knows of no other business to be presented at the annual meeting.
--------------------------------------------------------------------------------

Please be sure to sign and date this Proxy in the box below.


                    -----------------------------------------
                                      Date

                    -----------------------------------------
                             Stockholder sign above

                    -----------------------------------------
                          Co-holder (if any) sign above

Detach above card, sign, date and mail in postage-paid envelope provided.

                         NORTHEAST INDIANA BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the above signed be present and elect to vote at the annual meeting, or at any adjournments or postponements thereof, and after notification to the Secretary of Northeast Indiana Bancorp, Inc. at the annual meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

The above signed acknowledges receipt, prior to the execution of this proxy, of Notice of the Annual Meeting, a Proxy Statement dated March 19, 2004 and the Annual Report to Stockholders for the fiscal year ended December 31, 2003.

Please sign exactly as your name appears above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

      --------------------------------------------------------------------
           PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                       THE ENCLOSED POSTAGE-PAID ENVELOPE
      --------------------------------------------------------------------

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.